SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2001

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

Nevada 0-18590 84-1133368

(State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)

601 Corporate Circle

Golden, CO 80401

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 17, 2001, the board of directors of Good Times Restaurants Inc. approved the repurchase of its common stock up to $250,000.

Item 7. Financial Statements and Exhibits.

(a) None.

(b) None.

(c) The following exhibit is furnished as part of this report:

A press release dated January 17, 2001 announcing the approval of the Good Times Restaurants Inc. stock repurchase up to $250,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: January 17, 2001 By: /s/Boyd E. Hoback

President and Chief Executive Officer